UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material under Rule 14a-12
AGERE SYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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Agere Systems Inc. has created an employee intranet website with information about the merger. The website, which was activated on December 13, 2006, includes the information being filed herewith.

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A Winning Combination
The proposed merger of Agere Systems and LSI Logic, announced Dec. 4, is designed to create a larger, more competitive organization with a broader array of products and capabilities. The new company is positioned to pursue significant new opportunities, grow the business and add value for employees, customers and shareholders.
This site will help you understand the facts about the proposed merger. We will keep you informed about the latest news, provide updates about the merger process, and answer your questions.
We encourage your input and feedback, and hope this site will be a useful source for you in the coming weeks.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere Systems Inc. (“Agere”) and LSI Logic Corporation (“ LSI ”). In connection with the proposed transaction, Agere and LSI intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the filing by LSI with the SEC of a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and related materials to register the shares of LSI common stock to be issued in the merger, and LSI and Agere plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus relating to the proposed transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at http://www.sec.gov . In addition, free copies of the Registration tatement and the Joint Proxy Statement/Prospectus and other documents will also be available when they become available on the Agere website at http://www.agere.com www.agere.com and on the LSI website at http://www.lsi.com . The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc.,

1110 American Parkway N.E., Allentown Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.
Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based on assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if LSI and Agere do not each receive required shareholder approval or the parties fail to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which LSI or Agere expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the LSI and Agere shareholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of LSI and Agere generally, including those set forth in the filings of LSI and Agere with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. LSI and Agere are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

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Merger Milestones
There are a number of steps that must take place in the merger process. The chart below is provided for general information only; not all steps require the completion of earlier steps.
SEC = Securities and Exchange Commission

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere Systems Inc. (“Agere”) and LSI Logic Corporation (“ LSI ”). In connection with the proposed transaction, Agere and LSI intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the filing by LSI with the SEC of a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and related materials to register the shares of LSI common stock to be issued in the merger, and LSI and Agere plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus relating to the proposed transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at http://www.sec.gov . In addition, free copies of the Registration tatement and the Joint Proxy Statement/Prospectus and other documents will also be available when they become available on the Agere website at http://www.agere.com www.agere.com and on the LSI website at http://www.lsi.com . The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc., 1110 American Parkway N.E., Allentown Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.
Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based on assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if LSI and Agere do not each receive required shareholder approval or the parties fail to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which LSI or Agere expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the LSI and Agere shareholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of LSI and Agere generally, including those set forth in the filings of LSI and Agere with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. LSI and Agere are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

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Overview
Founded in 1981, LSI Logic provides products that determine the way people around the globe create, store, and consume digital information. LSI — which originally stood for Large Systems Integration — provides “silicon-to-systems” solutions for technology companies in the storage and consumer markets.
A leader in storage technology, LSI is also in the consumer market, enabling products in Digital Home-DVD recorders, portable media players, set-top boxes (STB), and high definition products — as well as equipment for professional video production and broadcasting. LSI recently introduced a new application processor architecture to address low-power consumer appliances.
The world’s third largest fabless semiconductor company, LSI is headquartered in Milpitas, Calif.
Revenue
2005 revenue: $1.92 billion
2004 revenue: $1.70 billion
Revenue by Market Segment (2Q 2006)
Storage Systems: 37%
Storage Semiconductors: $33%
Communications: 17%
Consumer: 13%
Employees
Approximately 4,100
Headquarters
1621 Barber Lane
Milpitas, CA 95035
Products

Storage

•	Custom Silicon Solutions

•	Standard Product ICs

•	Host Bus Adapters

•	Internal RAID

•	External RAID

•	Software and Services

•	StoreAge

Consumer

Custom Solutions

•	ZEVIO Platform

•	ASIC/Full Custom

Standard Products ICs

•	Application Processors

•	DVD Recorder Solutions

Locations
North America
United States and Canada
EMEA
England, Ireland, Italy, Germany and United Arab Emirates
APAC
China, Taiwan, Korea, India and Japan
•	DVD/HDD Recorder Combo Solutions
•	Set-top Box Solutions
•	Video Broadcasting Solutions
•	Video Production Solutions Manufacturing Kits
•	DVD and Combo Recorder MKs
•	iDTV/STB Reference Designs

Source: www.lsilogic.com, LSI Logic News Releases
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere Systems Inc. (“Agere”) and LSI Logic Corporation (“ LSI ”). In connection with the proposed transaction, Agere and LSI intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the filing by LSI with the SEC of a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and related materials to register the shares of LSI common stock to be issued in the merger, and LSI and Agere plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus relating to the proposed transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at http://www.sec.gov . In addition, free copies of the Registration tatement and the Joint Proxy Statement/Prospectus and other documents will also be available when they become available on the Agere website at http://www.agere.com www.agere.com and on the LSI website at http://www.lsi.com . The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc., 1110 American Parkway N.E., Allentown Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.
Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based on assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if LSI and Agere do not each receive required shareholder approval or the parties fail to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which LSI or Agere expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the LSI and Agere shareholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of LSI and Agere generally, including those set forth in the filings of LSI and Agere with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. LSI and Agere are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.